EXHIBIT 10.4


Tax Folio Nos. 19230 12 00100, 19230 12 00200, 19230 19 00200 & 19230 19 00300

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PREPARED  BY/RECORD AND RETURN TO: Howard L. Friedberg,  Esquire,  Katz, Barron,
Squitero, Faust, Brecker, Terzo, Friedberg & Grady, P.A.; 2699 South Bayshore Drive, 7th Floor Miami, Florida 33133; Telephone: (305) 856-2444.
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                    ASSIGNMENT OF RENTS, LEASES AND DEPOSITS

      THIS ASSIGNMENT is made and entered into as of the AGU ENTERTAINMENT CORP., a Delaware corporation ("Assignor"), whose address is 3200 West Oakland Park Boulevard, Lauderdale Lakes, Florida 33311, and Mitchell Entertainment Company, a Delaware limited liability company ("Assignee"), 7220 NW 36th Street, Suite 100, Miami, Florida 33166, its successors and assigns.

                              W I T N E S S E T H:

      WHEREAS, contemporaneously herewith, Assignor has executed and delivered to Assignee a Secured Convertible Term Note in the principal amount of Three Million and 00/100 Dollars ($3,000,000.00) (hereinafter referred to as the "Note"), secured by a Mortgage Deed and Security Agreement dated of even date herewith (hereinafter referred to as the "Mortgage"), on the property of Assignor in Broward County, Florida, the legal description of which is set forth as follows:

              SEE LEGAL DESCRIPTION, ANNEXED HERETO AND MADE A PART
                              HEREOF AS EXHIBIT "A"

together with all buildings and improvements now or hereafter constructed thereon (all of such property being hereinafter collectively referred to as the "Property" or "Mortgaged Property"); and

WHEREAS, the Mortgage is a second mortgage, subject and subordinate only to that certain mortgage of even date herewith in favor of Charley Zeches, in her capacity as Trustee of Lakes Holding Trust U/A dated July 27, 2001, having an outstanding balance of $7,000,000, and Assignment of Rents, Leases and Profits (collectively, the "Zeches Mortgage"); and

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      WHEREAS,  as  additional  security  for the  Note and the  obligations  of
Assignor thereunder, Assignor has executed and delivered to Assignee this Assignment.

      NOW, THEREFORE, for value received and as security for the payment of said obligations of Assignor, Assignor, for itself and for its successors and assigns, does hereby transfer, assign and deliver unto Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to (1) all leases, subleases, tenancies and any other agreement affecting the use of the Mortgaged Property, whether written or oral, now or hereafter existing with respect to any portion or portions of the Mortgaged Property, together with any renewals or extensions thereof and leases, subleases, tenancies, and such agreements in substitution therefor (all of which are hereinafter collectively referred to as the "Leases" or "Assigned Leases" and singularly as "Lease"), (2) all rents, deposits, issues, profits and other payments of every kind due or payable and to become due or payable to Assignor by virtue of the Assigned Leases, or otherwise due or payable and to become due or payable to Assignor as the result of any issue, possession or occupancy of any portion or portions of the Mortgaged Property, (3) all right, title and interest of Assignor in and to all guarantees of the Assigned Leases and (4) any award made in any court proceeding involving any of the lessees in any bankruptcy, insolvency or reorganization proceedings in any state or federal court.

      TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, until such time as the indebtedness secured by the Mortgage shall have been paid in full, for the purpose of further and collaterally securing: (1) payment of the indebtedness evidenced by the Note together with the interest on said indebtedness; (2) payment of all sums, with interest thereon, to become due and payable to Assignee hereunder or under the provisions of the Mortgage, the Note, or any other obligation of Assignor to Assignee now or hereafter existing; and
(3) performance and discharge of each and every obligation, covenant and agreement of Assignor contained herein, or in the Note, the Mortgage, any associated loan document or any other obligation of Assignor to Assignee now or hereafter existing (hereinafter collectively referred to as the "Obligations").

      This instrument of Assignment is delivered and accepted upon the following terms and conditions:

      1. Assignor's License to Operate if no Event of Default. This Assignment shall be and constitute an absolute assignment effective upon execution, however, so long as no event of default shall exist under the Obligations, Assignor shall have a revocable license, revocable by Assignee upon the occurrence of an event of default under the Obligations, and to collect, receive and apply for its own account all rents, issues and profits (the "Rents") accruing by virtue of the Assigned Leases, and to execute and deliver proper receipts and acquittances therefor, provided, however, that without the written consent of Assignee, Assignor shall not collect any installment of rent or other required sums, in advance, other than a security deposit and rent for the first and last month of any lease or sublease term (hereinafter referred to as "Permitted Advance Rental Payments"). As to any security deposits and/or prepaid rents, Assignor shall furnish to Assignee, upon Assignee's request, satisfactory evidence that Assignor has maintained such security deposits and/or prepaid rents in accordance with the requirements of Florida law.

      2. Assignee's Rights in Event of Default.

      2.1 Immediately upon the occurrence of any event of default under the Obligations, the revocable license described in paragraph 1 above shall cease and terminate upon demand and notice made by Assignee, and, in such event, Assignee, subject to the rights of the mortgagee under the Zeches Mortgage, is hereby expressly and irrevocably authorized to enter and take possession of the Rents, or by written notice served personally upon or sent by registered mail to Assignor as Assignee may elect, without further authorization, notice or demand and without the commencement of any action to foreclose the Mortgage or to exercise its power of sale thereunder.

      2.2 Assignor does hereby constitute and appoint Assignee, irrevocably, with full power of substitution and revocation, its true and lawful attorney, coupled with an interest, for it and in its name, place and stead, to do and perform any or all of the following actions, as fully for all intents and purposes, as it could do if personally present, hereby ratifying and confirming all that its said attorney or its substitution shall lawfully do or cause to be done by virtue hereof:

            (a) manage and operate the Property or any part thereof;

            (b) lease any part or parts thereof for such periods of time, and upon such terms and conditions as Assignee may, in its sole discretion, deem proper;

            (c) enforce, cancel or modify any of the Leases;

            (d) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all rents, issues, profits and other amounts that may then be or may thereafter become due, owing or payable with respect to the Property or any part thereof from any present or future lessees, tenants, subtenants or occupants thereof;

            (e) institute, prosecute to completion or compromise and settle, all summary proceedings, actions for rent or for removing any and all lessees, tenants, subtenants or occupants of the Property or any part or parts thereof;

            (f) enforce or enjoin or restrain the violation of any of the terms, provisions and conditions of any Lease or Leases, now or hereafter affecting the Property or any part thereof;

            (g) make such repairs and alterations to the Property as Assignee may, in its reasonable discretion, deem proper;

            (h) pay, from and out of rents, issues and profits collected in respect of the Property or any part thereof, or from or out of any other funds, the rent and all other charges required to be paid under any ground leases on which the Mortgage may constitute a lien, any taxes, assessments, water rates, sewer rates, or other government charges levied, assessed or imposed against the Property, or any portion thereof, and also any and all other charges, costs and expenses which it may be necessary or advisable for Assignee to pay in the management or operation of the Property, including without limiting the generality of any rights, powers, privileges and authority hereinbefore or hereinafter conferred) the costs of repairs and alterations, commissions for renting the Property or any portions thereof, any legal expenses in enforcing claims, preparing papers or for any other services that may be required; and

            (i) generally, do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Property, as fully as Assignor might do, provided, however, that any action, or failure or refusal to act, by Assignee under this Assignment shall be at its election and without any liability on its part.

      2.3  Assignee  shall  apply the net amount of rents,  issues  and  profits received  by it from the  Property,  after  payment  of all  costs  and  charges incurred by Assignee (including any liability, loss, expense or damage hereinafter referred to in paragraph 5 hereof), first to the payment, when due, of the installments of interest payable under the Note and thereafter to the payment of principal thereunder. Any of such funds remaining after such application shall be paid as soon as reasonably practicable by Assignee to such persons as Assignor may designate to Assignee in writing.

      2.4 Assignee shall be accountable to Assignor only for monies actually received by Assignee pursuant to this Assignment and the acceptance of this Assignment shall not constitute a satisfaction of any indebtedness, liability or obligations, or any part thereof, now or hereafter owed by Assignor to Assignee, except to the extent of amounts actually received and applied by Assignee on account of the same.

      2.5 The rights and powers of Assignee hereunder shall continue and remain in full force and effect until all amounts secured hereby, including any deficiency resulting from foreclosure sale, are paid in full, and shall continue after commencement of foreclosure and after foreclosure sale and until expiration of the equity of redemption, notwithstanding sale of the Property to a purchaser other than Assignee. Assignee shall not be liable to Assignor or any one claiming under or through Assignor by reason of anything done or left undone by Assignee hereunder.

      3. Attornment of Lessees in Event of Default. ASSIGNOR HEREBY IRREVOCABLY DIRECTS EACH LESSEE AND/OR SUBLESSEE UNDER EACH OF THE LEASES UPON DEMAND AND NOTICE FROM ASSIGNEE OF AN EVENT OF DEFAULT UNDER ANY OF THE OBLIGATIONS, TO PAY ASSIGNEE ALL RENTS, DEPOSITS AND PROFITS ACCRUING OR DUE UNDER ITS LEASE FROM AND AFTER THE RECEIPT OF SUCH DEMAND AND NOTICE. ANY LESSEE MAKING SUCH PAYMENT TO ASSIGNEE SHALL BE UNDER NO OBLIGATION TO INQUIRE INTO OR DETERMINE THE ACTUAL EXISTENCE OF ANY SUCH EVENT OF DEFAULT(S) CLAIMED BY ASSIGNEE.

      4. Covenants of Assignor. Assignor, for itself and for its successors and assigns, covenants and warrants as follows:

            (a) that each of the Leases now or hereafter in effect is and shall be a valid and existing lease or sublease and that there are, to the extent ascertainable by Assignor, no defaults on the part of any of the parties thereto;

            (b) that Assignor has not sold, assigned, transferred, mortgaged or pledged any of the rents, issues or profits from the Property or any part thereof, whether now or hereafter to become due, to any person, firm or corporation other than Assignee;

            (c) that no rents, issues, deposits or profits of the Property, or any part thereof, becoming due subsequent to the date hereof have been collected nor has payment of any of the sums been anticipated, waived, released, discounted or otherwise discharged or compromised;

            (d) that Assignor will not assign, pledge or otherwise encumber any of the Leases or any of the rents thereunder unless the prior written consent of Assignee shall have been obtained thereto and unless the instrument creating such assignment, pledge or encumbrance shall expressly state that the same is subject to this Assignment;

            (e) that Assignor will not, without in each case having obtained the prior written consent of Assignee, which shall not be unreasonably withheld, enter into any new lease agreement, with respect to a 5,000 square foot or greater portion of the Property or with respect to a portion of the Property which is less than 5,000 square feet, unless the rent payable under such lease agreement represents the fair market value for the lease of a space of similar size and character to the space rented under such lease agreement, or amend, modify, terminate or accept any surrender of any Lease;

            (f) that Assignor will not waive or give any consent with respect to any default or variation in the performance of any of the terms, covenants and conditions on the part of any lessee, sublessee, tenant or other occupant to be performed under any of the Leases without the written consent of Assignee, but will at all times take proper steps to enforce all of the provisions and conditions thereof;

            (g) that Assignor will not collect or receive, without in each case having obtained the prior written consent of Assignee thereto, from any such lessee, sublessee, tenant or other occupant, any installment of rent in advance of the respective dates prescribed in the Leases, except for Permitted Advance Rental Payments;

            (h) that Assignor will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to each of the Leases;

            (i) that at all times during which this Assignment shall be in effect, Assignor will use its best efforts to keep the Property fully rented at the highest possible rentals obtainable;

            (j) that Assignor will notify Assignee promptly when any Lease is hereafter executed, extended, renewed, amended or modified and that it will furnish to Assignee, on demand, true copies of all Leases hereafter executed and true copies of each agreement or letter effecting the renewal, amendment or modification of any Assigned Lease;

            (k) any Leases  hereafter  executed shall provide that within thirty
      (30) days after written request from Assignee (i) the lessee shall agree to furnish to Assignee a financial statement on a form reasonably satisfactory to Assignee and such other documentation which would reflect the status of the Lease and/or the financial condition of such lessee and
      (ii) Assignor and such lessee shall agree to amend the Lease to make reasonable changes required by Assignee provided, however, such changes do not materially alter the terms and conditions of the Lease; and

            (l) not to enter into any new lease agreement with any operating dry cleaner or gasoline service station or any similar type or types of establishment without first obtaining the written consent of Assignee, which may be withheld by Assignee, in its sole and absolute discretion.

      Assignor acknowledges and agrees that the approval (directly or indirectly) of any Lease by Assignee shall not be construed in any manner to create any liability or responsibility as to Assignee in the event that such Lease or the tenant thereunder should default. The review of any Lease by Assignee shall be solely for Assignee's own purposes, shall not constitute any representation by Assignee as to the subject Lease or as to the tenant thereunder and may not and shall not be relied upon by Assignor in any manner. Assignee shall independently review and approve any Lease and the tenant thereunder prior to execution thereof by Assignor.

      5. Indemnification.

      5.1 Assignor hereby agrees to indemnify, defend, and hold Assignee harmless (except to the extent caused by the gross negligence or willful misconduct of the Assignee) (a) against and from any and all liability, loss, damage and expense, including reasonable attorneys' fees, which it may or shall incur under or in connection with any of the Leases, or by reason of any of the Obligations, or by reason of any action taken by Assignee under any of the Obligations (including, without limitation, any action which Assignee in its discretion may take to protect its interest in the Property, including, without limitation, the making of advances and the entering into of any action or proceeding arising out of or connected with the Leases or the Obligations), and
(b) against and from any and all claims and demand whatsoever which may be asserted against Assignor by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants and conditions contained in any of the Leases.

      5.2 Should Assignee incur any such liability, loss, damage or expense, the amount thereof, together with interest thereon at the highest rate permitted under Florida law, shall be payable by Assignor to Assignee immediately upon demand, or at the option of Assignee, Assignee may reimburse itself therefor out of any rents, issues or profits of the Property collected by Assignee.

      5.3 Nothing contained herein shall operate or be construed to obligate Assignee to perform any of the terms, covenants or conditions contained in any Lease, or to take any measures, legal or otherwise, to enforce collection of any of said rents or other payments, or otherwise to impose any obligation upon Assignee with respect to any of said Leases, including but not limited to, any obligation arising out of any covenant of quiet enjoyment therein contained.

      5.4 Prior to actual entry into any taking possession of the Property by Assignee, this Assignment shall not operate to place upon Assignee any responsibility for the operation, control, care, management or repair of the Property, and the execution of this Assignment by Assignor shall constitute conclusive evidence that all responsibility for the operation, control care, management and repair of the Property is and shall be that of Assignor prior to such actual entry and taking of possession.

      6. Exercise of Remedies. Failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time, or at any time or times, shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of but are in addition to any other rights and remedies which Assignee shall have under or by virtue of any other of the Obligations. The rights and remedies of Assignee hereunder may be exercised from time to time and as often as such exercise is deemed expedient.

      7. Assignment by Assignee. Assignee shall have the right to assign to any subsequent holder of the Mortgage, or to any person acquiring title to the Property, Assignor's rights, title and interest in any Lease or sublease hereby or hereafter assigned, subject, however, to the provisions of this Assignment. After Assignor shall have been barred and foreclosed of all right, title and interest and equity of redemption in said Property, no assignee of Assignor's interest in said Leases shall be liable to account to Assignor for any rents, income, revenue, issues or profits thereafter accruing.

      8. Termination of this Agreement. Upon payment in full of all the indebtedness secured by the Mortgage, as evidenced by a recorded satisfaction or release of Mortgage, as well as any sums which may be payable hereunder, this Assignment shall become and be void and of no further effect and, in that event, upon the request of Assignor, Assignee covenants to execute and deliver to Assignor instruments effective to evidence the termination of this Assignment and/or the reassignment to Assignor of the rights, power and authority granted herein.

      9. No Merger of Assigned Leases. As against Assignee, at all times during which this Assignment shall be in effect, there shall be no merger of the Leases or the leasehold estate created thereby with the fee estate in the Property by reason of the fact that the Leases or any interest therein may be held by or for the account of any person, firm or corporation which may be or become the owner of said fee estate, unless Assignee shall consent in writing to said merger.

      10. Notice. Any notice, demand, request or other communication given hereunder or in connection herewith (hereinafter "Notices") shall be deemed sufficient if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the party to receive such Notice at the addresses set forth in this Section, or at such other address as such party may hereafter designate by Notice given in like fashion. Notice shall be deemed given when mailed. Notwithstanding the foregoing, routine communications such as ordinary distribution checks, copies of documents, etc. may be sent by ordinary first-class mail. Notwithstanding anything in this instrument to the contrary, all requirements of notice shall be deemed inapplicable if Assignee is prevented from giving such notice by bankruptcy or any other applicable law. In such event, the cure period, if any, shall then run from the occurrence of the event or condition of default rather than from the date of notice. The initial addresses are as follows:

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         If to Assignor:            AGU Entertainment Corp.
                                    3200 West Oakland Park Boulevard
                                    Lauderdale Lakes, Florida  33311
                                    Attention:  Chief Financial Officer
                                    Facsimile:

                  with a copy to:

                                    Bruce C. Rosetto, Esq.
                                    Blank Rome LLP
                                    1200 North Federal Highway, Suite 417
                                    Boca Raton, Florida  33432
                                    Facsimile:  (561)417-8186

         If to Assignee:            Mitchell Entertainment Company
                                    7220 NW 36th Street, Suite 100
                                    Miami, Florida  33166
                                    Attention:  Jonathan E. Mitchell
                                    Facsimile:  (305) 591-9657

                  with a copy to:

                                    Mitchell Entertainment Company
                                    11601 Wilshire Boulevard, Suite 2400
                                    Los Angeles, California  90025
                                    Attention:  Jonathan E. Mitchell
                                    Facsimile:  (310) 473-0076

                                    Robert S. Barry, Jr., Esq.
                                    Loeb & Loeb LLP
                                    10100 Santa Monica Boulevard, Suite 2200
                                    Los Angeles, California  90067
                                    Facsimile:  (310) 282-2200

                                    Howard L. Friedberg, Esq.
                                    Katz, Barron etal
                                    2699 South Bayshore Drive, 7th Floor
                                    Miami, Florida 33133
                                    Facsimile (305) 285-9227

      11. Miscellaneous Provisions.

      11.1 Whenever the context so requires, reference herein to the neuter gender shall include the masculine and/or feminine gender, and the singular number shall include the plural.

      11.2 All of the provisions of this Assignment shall be deemed and construed to be "conditions" and "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate provision hereof.

      11.3 This Assignment is being delivered and is intended to be performed in the State of Florida and shall be construed and enforced in accordance with and governed by the internal laws (and not the law of conflicts) of such state.

      11.4 No change, amendment, modification, cancellation or discharge hereof, or of any part hereof, shall be valid unless Assignee shall have consented thereto in writing.

      11.5 In the event there is any conflict between the terms and provisions of the Mortgage and the terms and provisions of this Assignment, the terms and provisions of this Assignment shall prevail.

      11.6 The terms, covenants, and conditions contained herein shall inure to the benefit of, and bind Assignee and Assignor and their respective successors and assigns or executors, administrators, successors and assigns, as the case may be.

      11.7 The captions of this Assignment are for convenience and reference only and neither in any way define, limit, or describe the scope or interest of this Assignment nor in any way affect this Assignment.

      11.8 In case any one or more of the provisions contained in this Assignment are, or shall for any reason be held to be, invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.

      11.9 The rights and remedies in favor of Assignee granted by this Assignment shall be in addition to and shall not in any way constitute a limitation upon the rights and remedies available to Assignee under applicable law, including without limitation all rights under Chapter 697.07, Florida Statutes, regarding assignment of rents and all rights under Chapter 702, Florida Statutes, regarding foreclosure actions.

      11.10 Assignee may take or release other security for the payment of the Obligations, and, may release any party primarily or secondarily liable therefore, and, may apply any other security held by it to the satisfaction of the Obligations, without prejudice to any of its rights under this Assignment.

      ASSIGNOR AND ASSIGNEE HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY

TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS ASSIGNMENT OR ANY ASSOCIATED LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING OR RELATING TO THE INDEBTEDNESS OR OTHER OBLIGATIONS SECURED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN EVIDENCED BY THE NOTE OR TO THIS ASSIGNMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. ASSIGNEE HAS IN NO WAY AGREED WITH OR REPRESENTED TO ASSIGNOR OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      IN WITNESS WHEREOF, Assignor has caused these presents to be signed as of the day and year first above written.


Signed, sealed and delivered
in the presence of:

                                             AGU ENTERTAINMENT CORP.,
                                             a Delaware corporation

/s/ Bruce C. Rosetto
---------------------------------------

Print name: Bruce C. Rosetto                 By: /s/ David Levy
           ----------------------------          ------------------------------
                                                David Levy, President
/s/ Innocencia Ramos
---------------------------------------

Print name: Innocencia Ramos
            ---------------------------

                                                     (Corporate Seal)


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